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                                                                 EXHIBIT 10.32.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of October 12, 1999, is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 12, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Revolving Commitment Maturity Date" in Section
1.1 of the Credit Agreement is hereby amended by deleting the date "February 1, 2000" therein and inserting the date "September 30, 2000" in lieu thereof.

         (b) The definition of "Revolving Credit Commitment" in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Credit Commitment" means $15,000,000, as reduced pursuant to Section 2.6.

         (c) Section 2.4 of the Credit Agreement is hereby amended by deleting "0.25%" on the third line thereof and inserting "0.17%" in lieu thereof.

         (d) Section 2.6(b) of the Credit Agreement is hereby amended by deleting the second sentence of Section 2.6(b).



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         (e) Section 3.2 of the Credit Agreement is hereby amended deleting the word "and" at the end of clause (h) thereof, and inserting a new clause (j) and
(k) at the end of said Section to read as follows:

                  "(j) If after giving effect to the making of such Advances the aggregate principal amount of Advances outstanding under this Agreement would exceed $10,000,000, Westar shall, prior to the making of any such Advance that would cause the aggregate principal amount of Advances to exceed $10,000,000, have deposited with the Administrative Agent pursuant to the Pledge Agreement additional Collateral in form and substance satisfactory to the Administrative Agent in an amount equal to the sum of (i) $5,000,000 and (ii) the amount that the aggregate principal amount of Advances (after giving effect to such requested Advance) exceeds $10,000,000, it being understood that portions of such Collateral shall be released to Westar upon the written request of Westar in the event Advances are repaid to the extent provided in the Pledge Agreement; and

                  (k) If the amount of Collateral pledged by Westar pursuant to the Pledge Agreement is less than $5,000,000 and, after giving effect to the making of such Advances the aggregate principal amount of Advances outstanding under this Agreement would exceed the amount of such Collateral, Westar shall, prior to the making of any such Advance, have deposited with the Administrative Agent pursuant to the Pledge Agreement additional Collateral in form and substance satisfactory to the Administrative Agent so that the amount of the Collateral pledged pursuant to the Pledge Agreement is not less than the lesser of (i) the amount of all outstanding Advances (including such requested Advance) and (ii) $5,000,000 (unless the aggregate amount of outstanding Advances (including such requested Advance) is greater than $10,000,000, in which case the Collateral pledged under the Pledge Agreement shall be in an amount equal to $5,000,000 plus the amount by which the outstanding Advances (including such requested Advance) exceeds $10,000,000), it being understood that portions of such Collateral may be released to Westar upon the written request of Westar in the event Advances are repaid to the extent provided in the Pledge Agreement."

         (f) Article 6 of the Credit Agreement is hereby amended by deleting references therein to "September 30, 1999" and substituting "December 31, 1999" therefor.

         (g) Section 7.1(c) of the Credit Agreement is hereby amended by adding the following phrase to the end thereof to read as follows:

                  "provided, however, that a cure of such default pursuant to
         Section 8.3 of the Existing Credit Agreement shall cure such default under this Agreement;"

         (h) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (i) thereof, (ii) deleting "." at the end of clause (j) thereof and inserting "; or" in lieu thereof, and (iii) inserting a new clause (k) at the end of said Section to read as follows:

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                  "(k) The aggregate principal amount of Advances shall not be zero for a period of at least 15 consecutive days during the term of this Agreement."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date, except as otherwise expressly provided in said Section 4.2 of the Credit Agreement;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this First Amendment and the New Revolving Credit Note (as defined in Section 3(b) below), and this First Amendment, the New Revolving Credit Note, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this First Amendment and the Revolving Credit Note.

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of October 12, 1999, subject to the following:

         (a) the Administrative Agent shall have received a counterpart of this First Amendment executed by the Administrative Agent and each Lender;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and a new Revolving Credit Note executed by the Borrower in substantially the form of Exhibit A annexed to the Credit Agreement except that the principal amount of such Revolving Credit Note shall be $15,000,000 (the "New Revolving Credit Note");

         (c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;


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         (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, an Amendment to Pledge Agreement and an Amendment to the Westar Guaranty executed by Westar;

         (e) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require; and

         (f) the Lender shall have returned to the Borrower the Revolving Credit
Note it received in connection with the closing of the Credit Agreement in August, 1999 for cancellation.

         4. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

         (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5. GUARANTOR ACKNOWLEDGMENT. By signing below, Westar (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, and (b) acknowledges and agrees that its obligations in respect of its Continuing Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

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         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

BORROWER:                                   DOSKOCIL MANUFACTURING COMPANY



                                            By:
                                                -----------------------------
                                                Name:
                                                     ------------------------
                                                Title:
                                                      -----------------------



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ADMINISTRATIVE AGENT:               BANK OF AMERICA, N.A. as the Administrative
                                    Agent



                                    By:
                                        -----------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


LENDERS:                            BANK OF AMERICA, N.A., as a Lender



                                    By:
                                        -----------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------



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GUARANTOR ACKNOWLEDGMENT:

WESTAR CAPITAL II, LLC

By: Westar Capital Associates II, LLC, its manager



By:
    -----------------------------
    Name:
         ------------------------
    Title:
          -----------------------


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